Exhibit 10.1
Execution Version

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT (this “Forbearance Agreement”), dated as of June 12, 2026, is entered into by and among Domo, Inc., a Delaware corporation (the “Borrower”), Domo, Inc., a Utah corporation (the “Co-Borrower”), the Lenders (as defined below) party hereto, (collectively constituting the Required Lenders), Wilmington Trust, National Association, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), and Obsidian Agency Services, Inc., a California corporation, as collateral agent for the Lenders (the “Collateral Agent” and, together with the Administrative Agent, the “Agents”).
RECITALS

A.The Borrower and the Co-Borrower are party to that certain Amended and Restated Loan and Security Agreement, dated as of August 8, 2023 (as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of February 17, 2024, that certain Second Amendment to Amended and Restated Loan and Security Agreement and Lender Joinder, dated as of August 19, 2024, and as further amended, restated, supplemented and/or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, the Co-Borrower, the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and the Agents, pursuant to which the Lenders have made certain credit extensions and other financial accommodations available to the Borrower and the Co-Borrower on the terms and subject to the conditions set forth therein.

B.The Borrower anticipates that defaults and/or Events of Default will potentially occur under (i) Section 7.2(a) of the Loan Agreement as a result of a potential failure to meet the financial covenants set forth in (x) Section 5.11(a) of the Loan Agreement for the fiscal quarter ending on April 30, 2026 and for each subsequent fiscal quarter ending thereafter until (but not including) the date that is the end of the Forbearance Period (as defined below) and (y) Section 5.11(b) of the Loan Agreement for the months ending on or after the Forbearance Agreement Effective Date (as defined below) until (but not including) the date that is the end of the Forbearance Period (collectively, the “Initial Defaults”) and
(ii) Section 7.2(b) of the Loan Agreement with respect to (I) any potential incorrect representations, warranties and certifications regarding that no default or Event of Default has occurred, exists or is continuing as they relate solely to the Initial Defaults and (II) any other potential breach or non-performance of any other term, provision, condition, covenant or agreement contained in the Loan Documents, in each case of clauses (I) and (II) above, resulting solely from the potential occurrence or existence of any of the Initial Defaults (all such defaults and Events of Default being the “Forbearance Defaults”).

C.Notwithstanding the potential occurrence or existence of the Forbearance Defaults, the Borrower has requested that the Agents and the Lenders forbear, and the Agents (acting at the direction of the Required Lenders) and Lenders are willing to forbear, from exercising any rights or taking any remedial actions under the Loan Agreement and the other Loan Documents, under law, in equity or otherwise, in respect of the Forbearance Defaults.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms.

Exhibit 10.1
1.1As used in this Forbearance Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the

Exhibit 10.1
Loan Agreement and used herein without definition shall have the meaning assigned to such term in the Loan Agreement unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to the Loan Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Forbearance Agreement shall refer to this Forbearance Agreement as a whole and not to any particular provision of this Forbearance Agreement. The term “including” means “including, without limitation”. Section headings have been inserted in this Forbearance Agreement for convenience of reference only, are not part of this Forbearance Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Forbearance Agreement.
1.2The following terms shall have the following meanings:
“Forbearance Period” shall mean the period beginning on the Forbearance Agreement Effective Date and ending on the earliest to occur of: (i) July 31, 2026 (as such date may be extended by the Borrower and the Required Lenders in their sole and absolute discretion pursuant to the Extension Option in accordance with the terms of Section 3.6(a) below, the “Initial Stop Date”) if, as of such date, a definitive and binding agreement in respect of a Qualified Sale Transaction (a “Definitive Purchase Agreement”) has not been (x) entered into with a party (other than the Borrower, the Co-Borrower or any of their respective Affiliates) or (y) made publicly available by the Borrower by filing a Form 8-K attaching such Definitive Purchase Agreement with the U.S. Securities and Exchange Commission, (ii) the date of the consummation of a Qualified Sale Transaction or any other sale of all or substantially all of the business and assets of the Borrower, the Co-Borrower and their respective subsidiaries (a “Sale Transaction”), (iii) the outside date or other similar date certain set forth in the Definitive Purchase Agreement for a Qualified Sale Transaction (or alternative Definitive Purchase Agreement for a replacement Qualified Sale Transaction) by which the transaction contemplated by such Definitive Purchase Agreement must be consummated or else such Definitive Purchase Agreement for such transaction shall terminate or may be terminated, (iv) the termination in accordance with its terms of a Definitive Purchase Agreement (unless an alternative Definitive Purchase Agreement for a replacement Qualified Sale Transaction is executed with a party (other than the Borrower, the Co-Borrower or any of their respective Affiliates) and made publicly available by the Borrower by filing a Form 8-K attaching such Definitive Purchase Agreement with the U.S. Securities and Exchange Commission, in each case, prior to or concurrent with such termination), (v) November 30, 2026 (as such date may be extended by the Required Lenders in their sole and absolute discretion) and
(vi) the occurrence and continuance of any Event of Default under this Forbearance Agreement, the Loan Agreement or any other Loan Documents (other than the Forbearance Defaults).
“Qualified Sale Transaction” means a sale, merger or other strategic transaction that, in each case
(i) represents a sale of all or substantially all of the business and assets of the Borrower, the Co-Borrower and their respective subsidiaries and (ii) results in the Borrower or the Co-Borrower receiving net cash proceeds sufficient to repay the Outstanding Obligations (as defined below) in full in cash, and shall include, for the avoidance of doubt, any replacement or alternative transaction that otherwise satisfies all of the terms of this definition.
Section 2. Conditions Precedent. This Forbearance Agreement shall become effective upon the satisfaction of the following conditions (such date upon which each of the following conditions are satisfied, the “Forbearance Agreement Effective Date”):
Each of the Collateral Agent and the Administrative Agent shall have received from each other Agent, the Lenders party hereto (collectively constituting the Required Lenders), the Borrower and the Co-Borrower counterparts of this Forbearance Agreement duly signed on behalf of each such Person;

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Exhibit 10.1

1.3The representations and warranties set forth in this Forbearance Agreement shall be true and correct in all material respects on the Forbearance Agreement Effective Date;
1.4No Event of Default (other than the Forbearance Defaults) shall have occurred and be continuing as of the Forbearance Agreement Effective Date; and
1.5The Borrower shall have paid (i) the Forbearance Fee (as defined below) to the Lenders in full and in cash in accordance with the terms and conditions of Section 3.3 and (ii) to the Agents and the Lenders all amounts due and payable under the Loan Documents, including, to the extent invoiced, all out-of-pocket expenses required to be reimbursed or paid by the Borrower or Co-Borrower under any Loan Document.
Section 3.    Outstanding Obligations, Default Interest, Forbearance Fee, Etc.
1.1Acknowledgment of Obligations; Default Interest. Each Loan Party that is party hereto hereby acknowledges, confirms, and agrees that all outstanding Obligations, including all Credit Extensions, together with all unpaid interest and fees accrued and accruing thereon, and all other fees, costs, expenses, charges, and other Obligations now and hereafter payable by any Loan Party to the Agents and the Lenders, as such Obligations may be increased by the Extension Fee referred to below (collectively, the “Outstanding Obligations”) are owing by the Loan Parties, in each case without offset, defense or counterclaim of any kind, nature or description whatsoever. Each Loan Party that is party hereto further hereby acknowledges, confirms and agrees that the Agents and the Lenders reserve the right (a) upon the occurrence and during the continuance of any Event of Default (other than the Forbearance Defaults, with respect to which the Lenders hereby agree that any application of such default rate of interest is waived in full solely during the Forbearance Period, except as otherwise provided in clause (b) below) to implement the default rate of interest pursuant to Section 1.3(c) of the Loan Agreement and (b) from and after the end of the Forbearance Period, to implement the default rate of interest pursuant to Section 1.3(c) of the Loan Agreement with respect to any Forbearance Default, in each case, retroactively to the earliest occurrence of any such Forbearance Default (it being acknowledged and agreed that no such default rate of interest shall be retroactively applied to the Obligations in the event the Forbearance Period ends as a result of the consummation of a Qualified Sale Transaction pursuant to clause (ii) of the definition thereof).
1.2Other Defaults. Except as expressly provided herein with respect to the Forbearance Defaults during the Forbearance Period, nothing in this Forbearance Agreement shall constitute a modification or consent to, or waiver or relinquishment of (a) any default or Event of Default under any of the Loan Documents, (b) any of the agreements, terms or conditions contained in any of the Loan Documents, (c) any rights or remedies of any Agent or Lender with respect to the Loan Documents, or (d) the rights of any Agent or Lender to collect the full amounts owing to it under the Loan Documents. This Forbearance Agreement does not constitute a novation of rights, obligations and liabilities of the respective parties existing under the Loan Documents.
Forbearance Fee. In order to induce the Lenders to enter into this Forbearance Agreement, the Borrower hereby agrees to pay to the Administrative Agent, for the ratable benefit of the Lenders, a fee (the “Forbearance Fee”) equal to $5,834,964.91 (i.e., 4.0% of the aggregate outstanding Credit Extensions as of the Forbearance Agreement Effective Date), which Forbearance Fee shall be fully earned, due and payable in cash on the Forbearance Agreement Effective Date. Payment of the Forbearance Fee is in addition to, and shall not offset or otherwise affect, the amount of any other interest, fees, costs and expenses payable by any Loan Party pursuant to the Loan Agreement and the other Loan

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Exhibit 10.1
Documents. The Loan Parties, the Agents and the Lenders agree that the Forbearance Fee is not paid in consideration of services rendered by the Agents or the Lenders to the Borrower or any other Loan Party.

1.3Forbearance. Subject to the terms and conditions hereof, the Agents (acting at the direction of the Required Lenders) and the Lenders (collectively constituting the Required Lenders) hereby agree, solely during the Forbearance Period, to forbear from the exercise of any and all rights or remedies under the Loan Agreement and the other Loan Documents and applicable law, in equity or otherwise (including, but not limited to, (i) initiating any proceedings to collect the Obligations or (ii) initiating or repossessing or commencing a foreclosure of any Collateral; provided that, the Agents shall be permitted (without obligation) to file financing statements in accordance with the Loan Documents to perfect or maintain the perfection of its Liens on the Collateral and take all other actions (without obligation) to perfect or maintain the perfection of its Liens on the Collateral to the extent not prohibited by the Loan Documents), in each case, solely in respect of the Forbearance Defaults. Additionally, the Agents and the Lenders and each of the Borrower and the Co-Borrower agree that during the Forbearance Period, this Forbearance Agreement shall satisfy any notice requirements in the Loan Agreement and any other Loan Documents with respect to, or in connection with, the Forbearance Defaults.
1.4Termination of Forbearance. Upon the expiration of the Forbearance Period, the forbearance provided for herein (including Section 3.4) shall immediately and automatically terminate and be of no further force and effect. From and after the expiration of the Forbearance Period, the agreement of the Agents and the Lenders to forbear from exercising their respective rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest or notice of any kind, all of which the Borrower and the Co-Borrower waive. The Borrower and the Co-Borrower acknowledge and agree that at any time from and after the expiration of the Forbearance Period, the Agents or the Lenders, or both, will be free, in accordance with the applicable Loan Documents and applicable law, to exercise any and all of their respective rights and remedies under any or all of the Loan Documents and applicable law available to them at that time on account of any Forbearance Defaults that have occurred and are continuing (and, for the avoidance of doubt, without prejudice to the reservation of rights in this Forbearance Agreement, any other Events of Default under the Loan Documents that have occurred and are continuing), as if this Forbearance Agreement had not been entered into.

1.5Extension Option and Extension Fee.
The Borrower and the Required Lenders (in their sole and absolute discretion) shall have the right (the “Extension Option”) to jointly extend the Initial Stop Date from July 31, 2026 to August 31, 2026 in writing (and notified to the Administrative Agent in writing) at any time prior to the July 31, 2026 (the date of such extension, the “Extension Option Exercise Date”). To the extent the Borrower and the Required Lenders elect to exercise the Extension Option, the Borrower and the Co-Borrower agree to pay to the Lenders a fee (the “Extension Fee”) equal to (a) 10.0% times (b) the outstanding principal amount of all Credit Extensions under the Loan Agreement (without giving effect to (i) any repayment or prepayment of any Credit Extension or (ii) any fees or expenses off-set against any Credit Extension). The Extension Fee shall bear interest on the outstanding amount thereof at the Term Loan Interest Rate on the same terms as the Term Loan pursuant to Section 1.3(b), from the Extension Option Exercise Date until the date the Extension Fee is paid in full. Interest charged on the Extension Fee shall be added to increase the balance of such Extension Fee on each Interest Payment Date. The Extension Fee shall be fully earned on the Extension Option Exercise Date (notwithstanding its receipt at a different time) and shall be due and payable at the earliest of (i) the date all of the Term Loans are repaid or prepaid in full (including in connection with the consummation of a Qualified Sale Transaction), (ii) the Term Loan Maturity Date, (iii) the date the Term Loan becomes due and payable or are accelerated (whether as a result of an Event of Default, by operation of law or otherwise), or (iv) the date on which there shall occur any satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of

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Exhibit 10.1
any of the Obligations in any bankruptcy, insolvency proceeding, foreclosure (whether by power of judicial proceeding or otherwise) or deed in lieu of foreclosure or the making of a distribution of any kind in any bankruptcy or insolvency proceeding to any Agent or any Lender in full or partial satisfaction of the

Obligations. The Extension Fee shall constitute an Obligation and shall be due and payable by the Loan Parties immediately prior to and notwithstanding the automatic acceleration of the outstanding principal of the Term Loans and all other accrued liabilities contemplated hereunder and under the other Loan Documents.
(a)Notwithstanding anything to the contrary in this Forbearance Agreement or any other Loan Document, it is understood and agreed that if any Loans are accelerated or terminated (in each case, whether as a result of the occurrence and continuance of any Event of Default, by operation of law or otherwise), the Extension Fee, determined as of the date of acceleration or termination, will also be due and payable and will be treated and deemed as though the applicable Loans were repaid as of such date, and shall constitute part of the Obligations for all purposes herein. The Extension Fee shall also be payable in the event the Obligations, the Credit Extensions and the Loan Documents are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other similar means. The Loan Parties expressly waive the provisions of any present or future statute or law that prohibits or may prohibit the collection of the applicable premium in connection with any such acceleration. The parties hereto further acknowledge and agree that the Extension Fee is not intended to act as a penalty or to punish the Loan Parties for any repayment or redemption of the Credit Extensions. The Loan Parties expressly agree that (1) the Extension Fee is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel, (2) the Extension Fee shall be payable notwithstanding the then prevailing market rates at the time payment is made, (3) there has been a course of conduct between the Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Extension Fee, (4) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this Section, (5) the agreement of the Loan Parties to pay the Extension Fee is a material inducement to the Lenders to enter into this Forbearance Agreement and to provide extension contemplated under the Extension Option, and (6) the Extension Fee represents a good-faith, reasonable estimate and calculation of the lost profits or damages of the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to any Lender or profits lost by such Lender as a result of any Exit Event.
Section 4.    Representations and Warranties. Each of the Borrower and the Co-Borrower represents and warrants to the Agents and the Lenders, as of the date hereof, that:
1.1Execution and Delivery; Enforceability. Each of the Borrower and the Co-Borrower has the requisite power and authority, and has taken all necessary organizational action, to authorize the execution, delivery and performance of this Forbearance Agreement. This Forbearance Agreement has been duly executed and delivered by the Borrower and the Co-Borrower and constitutes the legal, valid and binding obligation of the Borrower and the Co-Borrower, enforceable in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

1.2No Contravention. The execution and delivery by each of the Borrower and the Co-Borrower of this Forbearance Agreement and the performance by it of this Forbearance Agreement do not (i) require any action, consent or approval of, registration or filing with or any other action by any Governmental Authority that has not been obtained, (ii) violate any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of

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Exhibit 10.1
the Borrower and the Co-Borrower, (iii) conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such material indenture, agreement or other instrument to which the Borrower and the Co-Borrower is a party, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower and the Co-Borrower (other than the Liens created under the Loan Documents).

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Exhibit 10.1
1.3Representations and Warranties. Except with respect to the Forbearance Defaults, the representations and warranties set forth in Section 4 of the Loan Agreement, and in each of the other Loan Documents, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct as of such specific date), and as if each reference in said Section 4 to “this Agreement” included reference to this Forbearance Agreement.

1.4No Defaults or Events of Default. Except with respect to the Forbearance Defaults, there exists no default or Event of Default.
Section 5.    Affirmative Covenants.

1.1The Borrower and the Co-Borrower shall (until all Obligations, other than contingent indemnification or reimbursement obligations, have been satisfied in full and Lenders are under no further obligation to make Credit Extensions):

(a)comply with the terms, conditions, covenants and agreements set forth in this Forbearance Agreement, the Loan Agreement and other Loans Documents (in each case, other than the Forbearance Defaults);

(b)maintain at all times, on a consolidated basis, Unrestricted Cash (deposited in Pledged Accounts located in the United States of America) in an aggregate amount equal to at least
$10,000,000;

(c)provide, and use reasonable best efforts to cause its officers, directors, employees and advisors to provide, the Collateral Agent and the Lenders updates, information and access to the process of arranging, negotiating and consummating a Qualified Sale Transaction, including promptly (i) granting the Collateral Agent, the Lenders and their respective officers, directors, employees, advisors and designees (the “Lender Representatives”) access to the virtual dataroom(s) maintained by the Borrower or its advisors to facilitate any Qualified Sale Transaction; provided that, as a condition to such access, the Collateral Agent or such Lender, as applicable, shall have executed a customary confidentiality agreement or non-disclosure agreement (or agreed to be bound by confidentiality obligations no less restrictive than those applicable to the Loan Parties), (ii) furnishing to the Collateral Agent and the Lenders all written due diligence materials or memoranda and financial information provided to any prospective buyers (which shall be satisfied, for the avoidance of doubt, by uploading such materials and information to the virtual dataroom(s) pursuant to the foregoing clause (i)), (iii) providing the Collateral Agent and the Lenders with copies of all sale offers and bids provided to the Loan Parties, (iv) sharing with the Collateral Agent and the Lenders each material or proposed final draft of the Definitive Purchase Agreement, and (v) furnishing to the Collateral Agent and the Lenders such other information relating to any Qualified Sale Transaction, any similar transaction or any Definitive Purchase Agreement as the Collateral Agent or the Lenders may reasonably request in writing, including any material process updates or other material materials provided to the Loan Parties or management by Jefferies (or any of its Affiliates); provided, further, that in no event shall any Loan Party be required to furnish or disclose any information pursuant to this clause (c) if the Borrower determines, in good faith, that doing so would reasonably be expected to (x) based on advice of counsel, waive the protection of an attorney-client privilege or attorney work product (and such document, information or otherwise cannot be redacted to preserve such attorney client or attorney work product), (y) breach any confidentiality obligations binding on any Loan Party or any of their respective officers, directors, employees or advisors (unless the Collateral Agent or such Lender, as applicable, shall also execute a customary confidentiality agreement

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Exhibit 10.1
or non-disclosure agreement or agreed to be bound by confidentiality obligations no less restrictive than those applicable to the Loan Parties, in which case such

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Exhibit 10.1
information shall not be withheld in reliance on this clause (y)) or (z) violate any applicable law, rule or regulation; and
(d)apply 100% of the net cash proceeds of any Qualified Sale Transaction or other Sale Transaction to make a mandatory prepayment of all Outstanding Obligations and all other amounts owed to the Agents and the Lenders under the Loan Documents, until paid in full in cash.

1.2Each of the Borrower and the Co-Borrower agrees with each Agent and each Lender that the failure of the Borrower or the Co-Borrower to perform any of its obligations under this Section 5 shall constitute an Event of Default under the Loan Agreement.
Section 6.    Release. As a material part of the consideration for the Agents and Lenders entering into this Forbearance Agreement, the Borrower and the Co-Borrower agree as follows:

1.1By their respective signatures below, each of the Borrower and the Co-Borrower hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Agents, the Lenders and each of their respective successors and permitted assigns, and each of their respective present and former shareholders, affiliates, subsidiaries, directors, officers, attorneys, employees, agents and other representatives (collectively, the “Releasees”), from all claims, demands or causes of action of any kind, whether arising in law or equity or under contract or tort or under any state or federal law or otherwise, which any of the Borrower, the Co-Borrower or any of their respective successors, assigns or other legal representatives has had, now has or has made claim to have against any Releasee by reason of any act, omission, or cause arising on or prior to the date hereof (collectively, “Claims”), whether such Claims are matured or unmatured or known or unknown. Each of the Borrower and the Co-Borrower, on behalf of itself and its successors, assigns, heirs, and other legal representatives, hereby absolutely, unconditionally and irrevocably covenants in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged pursuant to this Section 6.1 (this Section 6.1, the “Release Provision”).

1.2The Borrower and the Co-Borrower hereby acknowledge, represent and warrant to the Releasees as of the date hereof that:
(a)They have read and understand the effect of the Release Provision. The Borrower and the Co-Borrower have had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing and considering all the terms of the Release Provision; and if counsel was retained, counsel for the Borrower and the Co-Borrower has read and considered the Release Provision and advised such Obligor with respect to the same. Before execution of this Forbearance Agreement, the Borrower and the Co-Borrower have had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(b)In connection with providing the release set forth in Section 6.1, the Borrower and the Co-Borrower is not acting in reliance on any representation, understanding or agreement not expressly set forth herein. The Borrower and the Co-Borrower acknowledge that the Releasees has not made any representation with respect to the Release Provision except as expressly set forth herein.

The Borrower and the Co-Borrower have executed this Forbearance Agreement and the Release Provision thereof as their free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of any Person.

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Exhibit 10.1

(c)The Borrower and the Co-Borrower are the sole owner of the claims released by the Release Provision, and the Borrower and the Co-Borrower have not heretofore conveyed or assigned any interest in any such claim to any other Person.

1.3The Borrower and the Co-Borrower understand that the Release Provision was a material consideration in the agreement of the Agents and the Lenders party hereto to enter into this Forbearance Agreement. The Release Provision shall be in addition to any rights, privileges and immunities granted to the Agents and the Lenders under the Loan Documents.
Section 7.    Miscellaneous.
1.1Waivers, Amendments, Etc. The provisions of this Forbearance Agreement may from time to time be amended, modified or waived, or deviation from in accordance with Section 13.7 of the Loan Agreement.

1.2Counterparts. This Forbearance Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Forbearance Agreement in electronic format shall be effective as delivery of a manually executed counterpart of this Forbearance Agreement. Each party hereto agrees and acknowledges that (i) the transaction consisting of this Forbearance Agreement may be conducted by electronic means,
(ii) it is such party’s intent that, if such party signs this Forbearance Agreement using an electronic signature, it is signing, adopting and accepting this Forbearance Agreement and that signing this Forbearance Agreement using an electronic signature is the legal equivalent of having placed its handwritten signature on this Forbearance Agreement on paper and (iii) it is being provided with an electronic or paper copy of this Forbearance Agreement in a usable format
1.3Severability of Provisions. Each provision of this Forbearance Agreement is severable from every other provision in determining the enforceability of any provision.
1.4Governing Law, Venue, Waiver of Jury Trial. THIS FORBEARANCE AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Section 11 of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

Loan Document. This Forbearance Agreement shall constitute a Loan Document for purposes of the Loan Agreement and the other Loan Documents, and except as specifically modified by this Forbearance Agreement, the Loan Agreement and the other Loan Documents shall remain unchanged and shall remain in full force and effect. Each Loan Party hereby (a) acknowledges the terms of this Forbearance Agreement and (b) ratifies and affirms its obligations under and acknowledges its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly forborne hereby. Without limiting the foregoing, each Loan Party hereby ratifies, confirms, acknowledges and agrees that its obligations under the Loan Documents are in full force and effect and that each Loan Party continues to unconditionally and irrevocably remain liable for the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations and its execution and delivery of this

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Exhibit 10.1
Forbearance Agreement does not indicate or establish an approval or consent requirement by such Loan Party under any Loan Document in connection with the execution and delivery of amendments, consents or waivers to the Loan Agreement or any of the other Loan Documents. Each of the Loan Parties has granted to the Collateral Agent, valid, binding, perfected, enforceable, first priority Liens in the Collateral and the proceeds thereof and such Liens are not subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim or defense of any kind, and each Loan Party hereby confirms and ratifies all of such Liens.
1.5Lender Direction and Waiver. By their execution and delivery of their signature pages hereto, each of the undersigned Lenders, collectively constituting the Required Lenders, is hereby authorizing and directing the Administrative Agent and the Collateral Agent to execute and deliver this Forbearance Agreement, and hereby also waives any requirements under the Loan Documents for any Agent to deliver any notices in connection with the Initial Defaults or the Forbearance Defaults prior to the end of the Forbearance Period unless otherwise directed in writing by the Required Lenders.

1.6Rights, Protections, Immunities and Indemnities of the Agents. The Loan Parties and the undersigned Lenders, constituting the Required Lenders, hereby acknowledge and agree that the Agents shall have the benefit of the exculpatory provisions provided by Section 12 of the Loan Agreement including, without limitation, the reimbursement and indemnity obligations provided by Section 13.2, in connection with the delivery of this Forbearance Agreement and the actions contemplated by this Forbearance Agreement.

[SIGNATURES BEGIN NEXT PAGE]

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Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be duly executed as of the date first written above.

BORROWER:
DOMO, INC., a Delaware corporation

By: /s/     Name: Tod Crane
Title: Chief Financial Officer

CO-BORROWER:

DOMO, INC., a Utah corporation

By: /s/     Name: Tod Crane
Title: Chief Financial Officer

SIGNATURE PAGE TO FORBEARANCE AGREEMENT

Exhibit 10.1
ADMINISTRATIVE AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as
Administrative Agent

By: /s/
Name:    Joseph B. Feil
Title:    Vice President

SIGNATURE PAGE TO FORBEARANCE AGREEMENT

Exhibit 10.1
COLLATERAL AGENT:

OBSIDIAN AGENCY SERVICES, INC., as Collateral
Agent

By: /s/     Name: Dan Worrell
Title: Managing Director

SIGNATURE PAGE TO FORBEARANCE AGREEMENT

Exhibit 10.1

LENDERS:

BCIC MERGER SUB, LLC

By its Member: Special Value Continuation Partners LLC
By its Member: BlackRock TCP Capital Corp. By its Investment Adviser: Tennenbaum Capital Partners, LLC

By: /s/     Name: Dan Worrell
Title: Managing Director

BLACKROCK DIRECT LENDING FUND 2025-C AGGREGATOR 1 FUNDING 2, LP
By: BlackRock Capital Investment Advisors, LLC Its: Collateral Manager

By: /s/     Name: Dan Worrell
Title: Managing Director
BLACKROCK DLF IX ICAV,
an umbrella type Irish collective asset management vehicle
acting solely for and on behalf of its sub-fund BLACKROCK DIRECT LENDING FUND IX-L (IRELAND)

By: Blackrock Capital Investment Advisors, LLC Its: Investment Manager acting as attorney-in-fact

By: /s/     Name: Dan Worrell
Title: Managing Director

SIGNATURE PAGE TO FORBEARANCE AGREEMENT

Exhibit 10.1

BLACKROCK DLF IX ICAV,
an umbrella type Irish collective asset management vehicle
acting solely for and on behalf of its sub-fund BLACKROCK DIRECT LENDING FUND IX-U (IRELAND)

By: Blackrock Capital Investment Advisors, LLC Its: Investment Manager acting as attorney-in-fact

By: /s/     Name: Dan Worrell
Title: Managing Director

BLACKROCK DIRECT LENDING FUND IX-U (LUXEMBOURG) SCSP
By: BlackRock Capital Investment Advisors, LLC, Its: Manager

By: /s/     Name: Dan Worrell
Title: Managing Director

BLACKROCK DIRECT LENDING FUND X-U (LUXEMBOURG) SCSP
By: BlackRock Capital Investment Advisors, LLC, Its: Investment Manager

By: /s/     Name: Dan Worrell
Title: Managing Director

SIGNATURE PAGE TO FORBEARANCE AGREEMENT

Exhibit 10.1

BLACKROCK DLF IX 2019-G CLO, LLC BLACKROCK DLF IX CLO 2021-1, LLC BLACKROCK DLF IX CLO 2021-2, LLC BLACKROCK DLF X CLO 2022-1, LLC BLACKROCK SHASTA SENIOR LOAN FUND VII, LLC

By: BlackRock Capital Investment Advisors, LLC Its: Collateral Manager

By: /s/     Name: Dan Worrell
Title: Managing Director

BLACKROCK DLF IX-L CLO, LP
By: BlackRock Capital Investment Advisors, LLC Its: Investment Manager

By: /s/     Name: Dan Worrell
Title: Managing Director

BLACKROCK MT. LASSEN SENIOR LOAN FUNDING XII, LLC, SERIES 2
By: BlackRock Capital Investment Advisors, LLC, as its Collateral Manager

By: /s/     Name: Dan Worrell
Title: Managing Director

SIGNATURE PAGE TO FORBEARANCE AGREEMENT

Exhibit 10.1

SPECIAL VALUE CONTINUATION PARTNERS, LLC
TCP DIRECT LENDING FUND VIII-A, LLC TCPC FUNDING I, LLC

On behalf of each of the above entities:
By: TENNENBAUM CAPITAL PARTNERS, LLC
Its: Investment Manager

By: /s/     Name: Dan Worrell
Title: Managing Director

SIGNATURE PAGE TO FORBEARANCE AGREEMENT